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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: June 11, 2003



                           The Middleton Doll Company
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                    Wisconsin
                                    ---------
                 (State or other jurisdiction of incorporation)


             811-3787                               39-1364345
       ----------------------             ------------------------------
      (Commission File Number)           (IRS Employer Identification No.)


W239 N1700 Busse Road, Waukesha, Wisconsin             53188
------------------------------------------             -----
(Address of principal executive offices)             (Zip Code)


     Registrant's telephone number, including area code: (262) 523-4300





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Item 5.  Other Events and Required FD Disclosure.

     On June 11, 2003, The Middleton Doll Company issued a press release announcing it will adjust the interest rate on its adjustable rate cumulative preferred stock to 5.37%. The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

           (a) Financial Statements of Business Acquired.
               ------------------------------------------
               None.


           (b) Pro Forma Financial Information.
               --------------------------------
               None.


           (c) Exhibits.
               ---------
               99.1       Press Release dated June 11, 2003








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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 11, 2003                                 The Middleton Doll Company

                                           By:       /s/ Susan J. Hauke
                                                     --------------------------
                                                     Susan J. Hauke
                                                     Chief Financial Officer




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INDEX TO EXHIBITS:


Exhibit
Number                        Description
------                        -----------

99.1                          Press Release dated June 11, 2003